UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2010

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 24, 2010, the Corporation executed an Amendment No. 1 to each of its three outstanding Replacement Capital Covenants, which the Corporation executed in favor of and for the benefit of each Covered Debtholder in connection with offerings of trust preferred securities of Fifth Third Capital Trust IV, Fifth Third Capital Trust V and Fifth Third Capital Trust VI. Specifically, the Replacement Capital Covenants being amended were: (a) the Replacement Capital Covenant entered into by the Corporation dated as of March 30, 2007 in connection with the issuance of $750,010,000 aggregated principal amount of the Corporation’s 6.50% Junior Subordinated Notes due 2067 to Fifth Third Capital Trust IV, and the issuance by such trust of $750,000,000 aggregate liquidation amount of the trust’s 6.50% Trust Preferred Securities, (b) the Replacement Capital Covenant entered into by the Corporation dated as of August 8, 2007, as supplemented as of August 16, 2007, in connection with the issuance of $575,010,000 aggregated principal amount of the Corporation’s 7.25% Junior Subordinated Notes due 2067 to Fifth Third Capital Trust V, and the issuance by such trust of $575,000,000 aggregate liquidation amount of the trust’s 7.25% Trust Preferred Securities, and (c) the Replacement Capital Covenant entered into by the Corporation dated as of October 30, 2007 in connection with the issuance of $862,510,000 aggregated principal amount of the Corporation’s 7.25% Junior Subordinated Notes due 2067 to Fifth Third Capital Trust VI, and the issuance by such trust of $862,500,000 aggregate liquidation amount of the trust’s 7.25% Trust Preferred Securities. As of the time the Replacement Capital Covenants were originally entered into and through the date of Amendment No. 1 to each such Covenant, the Covered Debtholders are the holders of the Corporation’s 4.50% Subordinated Notes due June 1, 2018 issued pursuant to the Corporation’s Indenture dated May 23, 2003 between it and Wilmington Trust Company, as trustee.

Each Amendment No. 1 contains identical amendments to certain provisions of the respective Replacement Capital Covenant to which it relates. The intent and effect of each such Amendment No. 1 is to provide the Covered Debtholders with the potential benefit of the proceeds from the issuance by the Corporation of any and all Replacement Capital Securities after November 24, 2010 (the effective date of each Amendment No. 1) without regard to the date of such issuance, and without double counting proceeds received in any prior Measurement Period with respect to the securities covered by the applicable Replacement Capital Covenant. Capitalized terms used herein and not defined herein have the meanings set forth in the Replacement Capital Covenants, as amended.

A copy of each Amendment No. 1 to the applicable Replacement Capital Covenant is attached hereto as Exhibit 99.1, 99.2 and 99.3 respectively.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Amendment No. 1 to Replacement Capital Covenant, dated as of November 24, 2010 amending the Replacement Capital Covenant dated as of March 30, 2007.1

Exhibit 99.2 – Amendment No. 1 to Replacement Capital Covenant, dated as of November 24, 2010 amending the Replacement Capital Covenant dated as of August 8, 2007 and supplemented as of August 16, 2007.2

Exhibit 99.3 – Amendment No. 1 to Replacement Capital Covenant, dated as of November 24, 2010 amending the Replacement Capital Covenant dated as of October 30, 2007.3

[1]	The March 30, 2007 Replacement Capital Covenant was filed by the Registrant with the Commission on Form 8-K on March 30, 2007.
[2]

The August 8, 2007 Replacement Capital Covenant was filed by the Registrant with the Commission on Form 8-K on August 8, 2007. The August 16, 2007 Supplement to Replacement Capital Covenant was filed by the Registrant with the Commission on Form 8-K on August 16, 2007.

[3]	The October 30, 2007 Replacement Capital Covenant was filed by the Registrant with the Commission on Form 8-K on October 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

November 26, 2010	/s/ DANIEL T. POSTON
Daniel T. Poston
Executive Vice President and Chief Financial Officer